FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2018 Second Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used non-GAAP operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Non-GAAP operating income for the periods presented consists of net income adjusted to exclude the initial impact of changes in federal statutory income tax rates and tax laws, realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equity securities.

We use non-GAAP operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our non-GAAP operating performance without the impact of these items enhances the analysis of our results. We use non-GAAP operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2018	December 31, 2017
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2018 - $6,922,505; 2017 - $6,757,250)	$7,173,415	$7,291,967
Equity securities - available for sale, at fair value (cost: 2018 - $99,279; 2017 - $96,715)	104,026	104,145
Mortgage loans	982,987	971,812
Real estate	1,543	1,543
Policy loans	194,838	191,398
Short-term investments	15,141	17,007
Other investments	44,724	42,371
Total investments	8,516,674	8,620,243

Cash and cash equivalents	23,705	52,696
Securities and indebtedness of related parties	127,876	130,240
Accrued investment income	75,044	76,468
Amounts receivable from affiliates	8,200	3,561
Reinsurance recoverable	103,032	108,948
Deferred acquisition costs	387,527	302,611
Value of insurance in force acquired	8,880	4,560
Current income taxes recoverable	—	3,269
Other assets	106,722	112,054
Assets held in separate accounts	638,061	651,963

Total assets	$9,995,721	$10,066,613

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2018	December 31, 2017
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,417,955	$5,299,961
Traditional life insurance and accident and health products	1,775,968	1,750,504
Other policy claims and benefits	46,681	44,475
Supplementary contracts without life contingencies	312,399	322,630
Advance premiums and other deposits	265,763	267,023
Amounts payable to affiliates	1,299	1,164
Short-term debt payable to non-affiliates	27,000	—
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes payable	2,984	—
Deferred income taxes	88,993	131,912
Other liabilities	93,930	111,131
Liabilities related to separate accounts	638,061	651,963
Total liabilities	8,768,033	8,677,763

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,806,796 in 2018 and 24,919,113 shares in 2017	153,114	153,589
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2018 and 2017	72	72
Accumulated other comprehensive income	131,081	284,983
Retained earnings	940,389	947,148
Total FBL Financial Group, Inc. stockholders' equity	1,227,656	1,388,792
Noncontrolling interest	32	58
Total stockholders' equity	1,227,688	1,388,850
Total liabilities and stockholders' equity	$9,995,721	$10,066,613

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Revenues:
Interest sensitive product charges	$30,906	$29,456	$61,004	$58,657
Traditional life insurance premiums	51,091	50,262	100,588	98,696
Net investment income	103,974	103,908	204,996	204,902
Net realized capital gains (losses)	841	921	(906)	518
Net impairment losses recognized in earnings	(504)	—	(1,799)	(66)
Other income	3,637	4,450	8,237	8,210
Total revenues	189,945	188,997	372,120	370,917

Benefits and expenses:
Interest sensitive product benefits	62,637	58,251	123,982	121,011
Traditional life insurance benefits	43,725	42,610	89,181	85,564
Policyholder dividends	2,560	2,557	5,111	5,110
Underwriting, acquisition and insurance expenses	37,210	36,341	76,787	70,694
Interest expense	1,213	1,213	2,426	2,425
Other expenses	5,627	4,740	11,220	8,891
Total benefits and expenses	152,972	145,712	308,707	293,695
	36,973	43,285	63,413	77,222
Income tax expense	(6,650)	(13,891)	(11,337)	(24,624)
Equity income, net of related income taxes	2,087	2,924	3,942	6,155
Net income	32,410	32,318	56,018	58,753
Net loss (income) attributable to noncontrolling interest	18	(27)	41	(29)
Net income attributable to FBL Financial Group, Inc.	$32,428	$32,291	$56,059	$58,724

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(23,102)	$79,050	$(92,363)	$121,526

Earnings per common share	$1.30	$1.29	$2.24	$2.34
Earnings per common share - assuming dilution	$1.30	$1.29	$2.24	$2.34

Cash dividends per common share	$0.46	$0.44	$0.92	$0.88
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Revenues:
Interest sensitive product charges	$29,456	$28,004	$26,275	$30,098	$30,906
Traditional life insurance premiums	50,262	47,087	49,547	49,497	51,091
Net investment income	103,908	102,950	107,347	101,022	103,974
Net realized capital gains (losses)	921	81	—	(1,747)	841
Net impairment losses recognized in earnings	—	(67)	(3,853)	(1,295)	(504)
Other income	4,450	3,501	3,689	4,600	3,637
Total revenues	188,997	181,556	183,005	182,175	189,945

Benefits and expenses:
Interest sensitive product benefits	58,251	67,206	63,661	61,345	62,637
Traditional life insurance benefits	42,610	42,633	44,826	45,456	43,725
Policyholder dividends	2,557	2,487	2,543	2,551	2,560
Underwriting, acquisition and insurance expenses	36,341	27,535	36,649	39,577	37,210
Interest expense	1,213	1,213	1,212	1,213	1,213
Other expenses	4,740	4,971	4,520	5,593	5,627
Total benefits and expenses	145,712	146,045	153,411	155,735	152,972
	43,285	35,511	29,594	26,440	36,973
Income tax benefit (expense)	(13,891)	(11,220)	76,573	(4,687)	(6,650)
Equity income, net of related income taxes	2,924	2,804	2,340	1,855	2,087
Net income	32,318	27,095	108,507	23,608	32,410
Net loss (income) attributable to noncontrolling interest	(27)	9	(8)	23	18
Net income attributable to FBL Financial Group, Inc.	$32,291	$27,104	$108,499	$23,631	$32,428

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$79,050	$38,616	$121,387	$(69,261)	$(23,102)

Earnings per common share	$1.29	$1.08	$4.33	$0.94	$1.30
Earnings per common share - assuming dilution	$1.29	$1.08	$4.33	$0.94	$1.30

Cash dividends per common share	$0.44	$0.44	$0.44	$0.46	$0.46
Special cash dividend per common share	$—	$—	$—	$1.50	$—

Weighted average common shares outstanding (in thousands):
Basic	25,031	25,037	25,039	25,004	24,917
Effect of dilutive securities	20	18	18	16	13
Diluted	25,051	25,055	25,057	25,020	24,930

FBL Financial Group, Inc.
Net Income to Non-GAAP Operating Income Reconciliation and Pre-tax Non-GAAP Operating Income by Segment
(Dollars in thousands, except per share data)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018

Net income attributable to FBL Financial Group, Inc.	$32,291	$27,104	$108,499	$23,631	$32,428
Net income adjustments:
Impact of change in federal tax rate (1)	—	—	(85,797)	1,069	754
Realized gains/losses on investments (2)(3)	(788)	38	2,578	2,424	(295)
Change in net unrealized gains/losses on derivatives (2)	(686)	(1,389)	(476)	509	(194)
Non-GAAP operating income	$30,817	$25,753	$24,804	$27,633	$32,693

Non-GAAP operating income per common share - assuming dilution	$1.23	$1.03	$0.99	$1.10	$1.31

Non-GAAP operating return on equity, excluding AOCI - last twelve months	11.0%	10.6%	10.3%	10.3%	10.3%
Non-GAAP operating return on equity, including AOCI - last twelve months	9.0%	8.8%	8.6%	8.6%	8.7%

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Impact of Adjustments on FBL Net Income
Impact of change in federal tax rate (1)	$—	$—	$85,797	$(1,069)	$(754)
Realized gains/losses on investments	921	14	(3,853)	(1,225)	1,203
Change in net unrealized gains/losses on equity securities	—	—	—	(1,817)	(866)
Change in net unrealized gains/losses on derivatives	107	1,897	629	(1,208)	516
Offsets:
Change in amortization	222	(20)	(90)	338	(226)
Reserve change on interest sensitive products	1,018	187	79	199	(7)
Income tax	(794)	(727)	1,133	780	(131)
Net impact of net income adjustments	$1,474	$1,351	$83,695	$(4,002)	$(265)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Pre-tax non-GAAP operating income by segment:
Annuity segment	$18,174	$17,015	$17,211	$16,582	$15,998
Life Insurance segment	17,631	12,620	9,856	10,897	16,381
Corporate and Other segment	4,195	2,638	3,866	1,881	3,084
Total pre-tax non-GAAP operating income	40,000	32,273	30,933	29,360	35,463
Income taxes on non-GAAP operating income	(9,183)	(6,520)	(6,129)	(1,727)	(2,770)
Non-GAAP operating income	$30,817	$25,753	$24,804	$27,633	$32,693

(1)
2018 amounts represent low income housing income tax credit (LIHTC) investment equity losses related to changes in federal tax rates. Such investments are accounted for under the equity method of accounting with income/loss recorded in arrears.

(2)
Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(3)	Beginning in 2018, amount includes changes in net unrealized gains/losses on equity securities.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax non-GAAP operating income. Accordingly, income taxes are not allocated to the segments. In addition, non-GAAP operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Annuity Segment

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$1,202	$1,115	$1,032	$1,202	$1,217
Net investment income	55,631	53,878	56,275	56,233	55,198
Total non-GAAP operating revenues	56,833	54,993	57,307	57,435	56,415

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	29,865	31,385	31,096	31,286	31,393
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	483	537	611	504	518
Amortization of deferred acquisition costs	2,783	505	2,690	3,065	3,070
Amortization of value of insurance in force acquired	170	169	169	172	172
Other underwriting expenses	5,358	5,382	5,530	5,826	5,264
Total underwriting, acquisition and insurance expenses	8,794	6,593	9,000	9,567	9,024
Total non-GAAP operating benefits and expenses	38,659	37,978	40,096	40,853	40,417
Pre-tax non-GAAP operating income	$18,174	$17,015	$17,211	$16,582	$15,998

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,395,757	$4,382,218	$4,470,721	$4,586,256	$4,576,410
Deferred acquisition costs	89,752	91,802	92,116	92,400	92,377
Value of insurance in force acquired	3,864	3,695	3,526	3,354	3,182

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,872,179	$3,884,541	$3,963,187	$4,110,232	$4,075,995
Other insurance reserves	364,368	358,691	355,877	352,747	346,270
Allocated equity, excluding AOCI	266,902	267,324	272,101	272,242	269,758

Other data:
Number of direct contracts	53,390	53,218	53,250	52,991	53,184

Portfolio yield net of assumed defaults	4.60%	4.58%	4.50%	4.47%	4.44%
Credited rate	2.64	2.63	2.56	2.56	2.56
Spread on individual annuities at end of quarter (1)	1.96%	1.95%	1.94%	1.91%	1.88%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,022,180	$3,057,952	$3,082,310	$3,109,789	$3,134,862
Deposits	75,439	55,383	66,097	76,067	76,725
Withdrawals, surrenders and death benefits	(46,700)	(45,450)	(49,428)	(60,623)	(53,788)
Net flows	28,739	9,933	16,669	15,444	22,937

Policyholder interest	20,826	21,041	20,817	20,363	20,787
Annuitizations and other	(13,793)	(6,616)	(10,007)	(10,734)	(7,227)
Balance, end of period	3,057,952	3,082,310	3,109,789	3,134,862	3,171,359
Other interest sensitive reserves	814,227	802,231	853,398	975,370	904,636
Total interest sensitive product reserves	$3,872,179	$3,884,541	$3,963,187	$4,110,232	$4,075,995

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$17,487	$16,633	$14,230	$18,059	$19,079
Traditional life insurance premiums	50,262	47,087	49,547	49,497	51,091
Net investment income	39,436	38,995	41,118	40,250	39,764
Other income	(117)	(88)	(140)	(79)	(353)
Total non-GAAP operating revenues	107,068	102,627	104,755	107,727	109,581

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits	8,267	8,289	9,506	8,393	9,093
Death benefits and other	13,338	16,569	13,204	15,241	14,709
Total interest sensitive product benefits	21,605	24,858	22,710	23,634	23,802
Traditional life insurance benefits:
Death benefits	19,997	21,530	23,707	23,735	19,297
Surrender and other benefits	8,936	7,409	8,642	10,144	10,392
Increase in traditional life future policy benefits	13,678	13,694	12,477	11,578	14,022
Total traditional life insurance benefits	42,611	42,633	44,826	45,457	43,711
Policyholder dividends	2,557	2,487	2,543	2,551	2,560
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,874	4,544	4,919	4,923	4,715
Amortization of deferred acquisition costs	4,519	1,122	4,816	4,436	4,498
Amortization of value of insurance in force acquired	375	375	375	373	373
Other underwriting expenses	14,185	14,536	14,448	16,151	14,833
Total underwriting, acquisition and insurance expenses	23,953	20,577	24,558	25,883	24,419
Total non-GAAP operating benefits and expenses	90,726	90,555	94,637	97,525	94,492
	$16,342	$12,072	$10,118	$10,202	$15,089
Equity income (loss), before tax	1,289	548	(262)	695	1,292
Pre-tax non-GAAP operating income	$17,631	$12,620	$9,856	$10,897	$16,381

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,913,608	$2,942,395	$2,935,517	$2,967,238	$3,006,593
Deferred acquisition costs	275,356	282,116	287,421	291,212	294,365
Value of insurance in force acquired	16,654	16,279	15,904	15,531	15,157

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$916,067	$930,850	$944,690	$953,635	$966,032
Other insurance reserves	1,917,124	1,933,051	1,951,565	1,964,649	1,976,014
Allocated equity, excluding AOCI	386,413	391,464	396,571	439,031	442,808

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment (Continued)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,122	364,445	365,382	364,757	364,339
Number of direct policies - universal life	64,979	65,301	66,382	66,939	67,466
Direct face amounts - traditional life	$49,919,358	$50,435,353	$50,841,581	$51,159,302	$51,524,879
Direct face amounts - universal life	$7,048,021	$7,124,265	$7,275,994	$7,383,996	$7,483,427

Portfolio yield net of assumed defaults	5.12%	5.12%	5.07%	5.04%	4.99%
Credited rate	3.74	3.74	3.69	3.70	3.73
Spread on universal life at end of quarter (2)	1.38%	1.38%	1.38%	1.34%	1.26%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$905,454	$916,067	$930,850	$944,690	$953,635
Deposits	27,292	24,708	26,267	27,847	29,415
Withdrawals and surrenders	(7,130)	(6,668)	(5,672)	(8,110)	(7,708)
Net flows	20,162	18,040	20,595	19,737	21,707

Policyholder interest	7,570	7,997	8,806	7,752	8,386
Policy charges	(18,166)	(18,149)	(15,008)	(18,807)	(19,248)
Benefits and other	1,047	6,895	(553)	263	1,552
Balance, end of period	$916,067	$930,850	$944,690	$953,635	$966,032

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K. Interest credited for the purpose of this calculation was refined during the second quarter 2018 to reflect the cost of call options. All prior periods presented were restated to reflect the new methodology.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Corporate and Other

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$10,894	$10,393	$11,252	$11,021	$11,102
Net investment income	8,643	8,719	8,788	8,411	8,777
Other income	4,567	3,589	3,829	4,679	3,990
Total non-GAAP operating revenues	24,104	22,701	23,869	24,111	23,869

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	7,894	11,697	9,410	9,342	7,714
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	812	705	716	680	667
Amortization of deferred acquisition costs	1,223	(2,276)	904	2,512	1,876
Other underwriting expenses	1,721	2,045	1,607	1,402	1,506
Total underwriting, acquisition and insurance expenses	3,756	474	3,227	4,594	4,049
Interest expense	1,213	1,213	1,212	1,213	1,213
Other expenses	4,740	4,971	4,520	5,593	5,627
Total non-GAAP operating benefits and expenses	17,603	18,355	18,369	20,742	18,603
	6,501	4,346	5,500	3,369	5,266
Net loss (income) attributable to noncontrolling interest	(27)	9	(8)	23	18
Equity loss, before tax	(2,279)	(1,717)	(1,626)	(1,511)	(2,200)
Pre-tax non-GAAP operating income	$4,195	$2,638	$3,866	$1,881	$3,084

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$652,011	$647,104	$671,857	$680,285	$678,014
Deferred acquisition costs	67,425	71,038	70,247	68,202	66,315
Separate account assets	625,971	637,746	651,963	638,751	638,061

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$367,929	$369,167	$369,726	$369,022	$367,937
Other insurance reserves	91,316	94,088	93,754	91,305	89,427
Separate account liabilities	625,971	637,746	651,963	638,751	638,061
Allocated equity, excluding AOCI	382,112	392,939	432,137	363,657	381,009

Rollforward of separate account balances:
Beginning separate account balance	$615,892	$625,971	$637,746	$651,963	$638,751
Net premiums and transfers	6,804	4,945	4,745	6,667	6,264
Net investment income (loss)	19,679	22,852	26,039	(3,424)	11,995
Charges, benefits and surrenders	(16,404)	(16,022)	(16,567)	(16,455)	(18,949)
Ending separate account balance	$625,971	$637,746	$651,963	$638,751	$638,061

Other data:
Number of direct contracts - variable annuity	10,157	10,017	9,857	9,671	9,491
Number of direct policies - variable universal life	37,800	37,400	36,986	36,548	36,056
Direct face amounts - variable universal life	$4,654,603	$4,599,050	$4,549,732	$4,501,972	$4,440,315

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
		(Dollars in thousands)
Annuity
Balance - beginning of period	$89,108	$89,752	$91,802	$92,116	$92,400
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	—	—	(103)
Capitalization:
Commissions	2,908	2,226	2,681	2,972	2,892
Expenses	183	181	237	283	313
Deferral of sales inducements	101	173	124	129	—
Total capitalization	3,192	2,580	3,042	3,384	3,205
Amortization - non-GAAP operating basis, before impact of unlocking	(2,852)	(2,307)	(2,762)	(3,157)	(3,137)
Amortization - unlocking, non-GAAP operating basis	—	1,752	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	304	25	34	57	12
Balance - end of period	$89,752	$91,802	$92,116	$92,400	$92,377

Life Insurance
Balance - beginning of period	$271,454	$275,356	$282,116	$287,421	$291,212
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	—	—	(357)
Capitalization:
Commissions	5,682	5,122	7,250	5,505	5,068
Expenses	2,400	2,298	2,309	2,391	2,559
Deferral of sales inducements	441	93	595	355	257
Total capitalization	8,523	7,513	10,154	8,251	7,884
Amortization - non-GAAP operating basis, before impact of unlocking	(4,686)	(5,172)	(4,973)	(4,566)	(4,679)
Amortization - unlocking, non-GAAP operating basis	—	4,351	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	65	68	124	106	305
Balance - end of period	$275,356	$282,116	$287,421	$291,212	$294,365

Corporate and Other
Balance - beginning of period	$69,667	$68,546	$71,038	$70,247	$68,202
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	—	—	(30)
Capitalization:
Commissions	130	83	113	142	120
Deferral of sales inducements	2	—	7	4	2
Total capitalization	132	83	120	146	122
Amortization - non-GAAP operating basis, before impact of unlocking	(1,233)	(907)	(902)	(2,568)	(1,910)
Amortization - unlocking, non-GAAP operating basis	—	3,292	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(20)	24	(9)	377	(69)
Balance - end of period	$68,546	$71,038	$70,247	$68,202	$66,315

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
		(Dollars in thousands)
Total
Balance - beginning of period	$430,229	$433,654	$444,956	$449,784	$451,814
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	—	—	(490)
Capitalization:
Commissions	8,720	7,431	10,044	8,619	8,080
Expenses	2,583	2,479	2,546	2,674	2,872
Deferral of sales inducements	544	266	726	488	259
Total capitalization	11,847	10,176	13,316	11,781	11,211
Amortization - non-GAAP operating basis, before impact of unlocking	(8,771)	(8,386)	(8,637)	(10,291)	(9,726)
Amortization - unlocking, non-GAAP operating basis	—	9,395	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	349	117	149	540	248
Balance - end of period	433,654	444,956	449,784	451,814	453,057
Impact of unrealized gains in AOCI (1)	(137,017)	(142,109)	(147,173)	(93,953)	(65,530)
Deferred acquisition costs	$296,637	$302,847	$302,611	$357,861	$387,527

(1)
See note 1 of our consolidated financial statements regarding the change in accounting of unrealized gains/losses associated with equity securities. For the presentation above, the deferred acquisition costs adjustment associated with unrealized gains/losses has been removed from AOCI and recognized as earned. Accordingly, $0.5 million has been removed from the impact of unrealized gains in AOCI and allocated to the lines of business above.

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Non-GAAP Operating Income

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$10	$—	$—	$—
Amortization of deferred acquisition costs	—	1,743	—	—	—
Changes in certain product reserves reported in interest sensitive product benefits	—	(228)	—	—	—
Increase to pre-tax non-GAAP operating income	$—	$1,525	$—	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$(1,166)	$—	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	422	—	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	55	—	—	—
Amortization of deferred acquisition costs	—	3,873	—	—	—
Changes in certain product reserves reported in interest sensitive product benefits	—	(5,574)	—	—	—
Decrease to pre-tax non-GAAP operating income	$—	$(2,390)	$—	$—	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$(579)	$—	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	98	—	—	—
Amortization of deferred acquisition costs	—	3,194	—	—	—
Changes in certain product reserves reported in interest sensitive product benefits	—	(799)	—	—	—
Increase to pre-tax non-GAAP operating income	$—	$1,914	$—	$—	$—

Total impact of unlocking on pre-tax non-GAAP operating income	$—	$1,049	$—	$—	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$26,315	$12,853	$17,575	$17,554	$22,514
Renewal	20,624	14,839	18,621	20,875	16,446
Total fixed rate	46,939	27,692	36,196	38,429	38,960
Index annuity	28,834	28,118	30,174	37,665	37,442
Total individual	75,773	55,810	66,370	76,094	76,402
Group	766	2,323	2,115	2,716	3,436
Total Annuity	76,539	58,133	68,485	78,810	79,838

Life Insurance
Direct:
Universal life:
First year	8,060	7,331	4,746	7,157	7,962
Renewal	18,873	17,216	18,868	19,848	20,602
Total universal life	26,933	24,547	23,614	27,005	28,564
Participating whole life:
First year	3,183	2,446	3,304	2,695	3,537
Renewal	24,337	22,736	24,058	24,281	24,244
Total participating whole life	27,520	25,182	27,362	26,976	27,781
Term life and other:
First year	2,573	2,529	2,738	2,718	2,751
Renewal	25,312	24,947	25,583	26,620	26,538
Total term life and other	27,885	27,476	28,321	29,338	29,289
Total direct life insurance	82,338	77,205	79,297	83,319	85,634
Reinsurance	(7,176)	(5,991)	(6,902)	(7,056)	(7,734)
Total Life Insurance	75,162	71,214	72,395	76,263	77,900

Corporate and Other
Variable, net of reinsurance	14,114	12,204	12,554	14,529	13,575
Accident and health, net of reinsurance	41	98	217	55	42
Total Corporate and Other	14,155	12,302	12,771	14,584	13,617

Total collected premiums	$165,856	$141,649	$153,651	$169,657	$171,355

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2017	2017	2017	2018	2018
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$—	$—	$27,000
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	97,000	97,000	124,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,035,427	1,051,727	1,100,809	1,074,930	1,093,575
Total capitalization, excluding AOCI	1,135,427	1,151,727	1,200,809	1,174,930	1,220,575

Accumulated other comprehensive income	212,357	223,869	284,983	186,222	131,081
Total capitalization, including AOCI	$1,347,784	$1,375,596	$1,485,792	$1,361,152	$1,351,656

Common shares outstanding	24,928,568	24,933,510	24,930,526	24,837,976	24,818,209

Book Value per Share:
Excluding AOCI	$41.54	$42.18	$44.16	$43.28	$44.06
Including AOCI	50.05	51.16	55.59	50.78	49.35

Debt-to-Capital Ratio:
Excluding AOCI	8.5%	8.4%	8.1%	8.3%	10.2%
Including AOCI	7.2	7.1	6.5	7.1	9.2

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.3%	4.2%	4.0%	4.1%	5.1%
Including AOCI	3.6	3.5	3.3	3.6	4.6

Class A Common Ownership:
Iowa Farm Bureau Federation	59.2%	59.2%	59.2%	59.5%	59.5%
Public	40.8	40.8	40.8	40.5	40.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2017	2017	2017	2018	2018

Investment by Type:
Fixed maturity securities	62.8%	62.3%	60.7%	59.3%	58.0%
Residential mortgage-backed	5.3	5.6	6.0	6.4	7.0
Commercial mortgage-backed	7.7	7.8	8.2	9.2	10.1
Other asset-backed	9.5	9.2	9.7	9.5	9.2
Mortgage loans	10.3	10.9	11.3	11.3	11.5
Equity securities	1.6	1.5	1.5	1.2	1.2
Other	2.8	2.7	2.6	3.1	3.0

Quality of Fixed Maturity Securities:
AAA, AA, A	63.9%	64.4%	65.4%	66.1%	67.6%
BBB	32.3	32.0	31.1	30.4	29.5
BB	2.7	2.5	2.4	2.5	2.0
<BB	1.1	1.1	1.1	1.0	0.9

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,177	1,213	1,192	1,168	1,132
6 life partner states and Colorado	651	653	648	657	655
	1,828	1,866	1,840	1,825	1,787

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Pre-tax equity income (loss):
Low income housing tax credit investments	$(2,938)	$(1,918)	$(1,828)	$(1,652)	$(2,350)
Other equity method investments	1,948	749	(60)	836	1,442
	(990)	(1,169)	(1,888)	(816)	(908)
Income taxes:
Taxes on equity income (loss)	346	410	661	171	191
Investment tax credits	3,568	3,563	3,567	3,569	3,558
Equity income, net of related taxes, included in non-GAAP operating income	2,924	2,804	2,340	2,924	2,841
LIHTC investment losses related to the enactment of the Tax Act (1)	—	—	—	(1,069)	(754)
Equity income, net of related income taxes	$2,924	$2,804	$2,340	$1,855	$2,087

(1)	Amount represents LIHTC investment equity losses related to the initial (day one) impact of changes in federal income tax rates.